Exhibit 99.1

Cash America Reports First Quarter Results and Declares Dividend

    FORT WORTH, Texas--(BUSINESS WIRE)--April 21, 2005--Cash America International, Inc. (NYSE:CSH) announced today that income from continuing operations for the first quarter ended March 31, 2005 were up 30% compared to the first quarter of 2004. The results for the first quarter of 2005 include an after-tax loss of $315,000 related to foreign currency conversion equal to 1 cent per share. Income from continuing operations was $11,902,000 (39 cents per share) for the three-month period in 2005 compared to $9,142,000 (31 cents per share) in the same quarter in 2004.
    Total revenue for the first quarter rose 24% to $145 million in 2005 versus $117 million during the same period in 2004. Revenue gains were led by service charges on pawn loans, which were up 26% and a 44% increase in fees related to cash advances. Sales from the disposition of merchandise increased 17% in the quarter and gross profit margin was consistent from the same quarter in 2004. This led Cash America to report a 27% increase in net revenue for the three-month period to $97 million.
    Commenting on the results of the quarter, Daniel R. Feehan, president and chief executive officer of Cash America said, "While we posted improved results from the same quarter last year, the first quarter did not meet our expectations as revenue from our two principal lending products did not reach our expected levels in the quarter. Product demand did not recover in the latter stages of the quarter contributing to the shortfall. The related impact of lower revenue is particularly sensitive to the profitability of the 107 cash advance units established over the last twelve months and caused their contribution to earnings in the first quarter to be less than we anticipated."
    Cash America also reaffirmed its announcement on April 15, 2005 that at this time it is unable to provide earnings expectations for future periods in fiscal 2005 because of uncertainties surrounding the FDIC's new guidance affecting short-term cash advances. The guidance will restrict the offering of short-term cash advances by FDIC-regulated banks, and two of those banks offer cash advances through many of Cash America's stores. The banks have submitted their plans to the FDIC for compliance with the new guidance. At this point, the Company does not know when or to what extent the banks' cash advance business will change as a result of the compliance plans that the FDIC may ultimately approve. Therefore, the Company cannot predict with any degree of certainty the extent to which the eventual change in the banks' cash advance business will impact Cash America's earnings. The Company intends to publish guidance in the future when the situation involving the banks' cash advance business becomes certain enough for it to do so.
    Cash America will host a conference call to discuss the first quarter results on Thursday, April 21 at 3:45 PM CDT. A live web cast of the call will be available on the Investor Relations section of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.
    Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.025 (2.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on May 4, 2005, and will be paid at the close of business on May 18, 2005.
    Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 851 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 452 locations in 21 states under the brand name Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its U.S. locations including 264 locations that offer this service under the brand names Cash America Payday Advance and Cashland. In addition, check cashing services are provided through its 135 franchised and Company-owned "Mr. Payroll" check cashing centers.

    This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes", "estimates", "plans", "expects", "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
           HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                (in thousands, except per share data)

                                                  Three Months Ended
                                                        March 31,
                                                ----------------------
                                                     2005      2004
                                                ------------ ---------

Consolidated Operations:
  Total revenue                                    $144,989  $117,018
  Net revenue                                       $97,034   $76,189
  Total operating expenses                          $75,782   $59,643

  Income from operations                            $21,252   $16,546

  Income from continuing operations before
   income taxes                                     $18,849   $14,454

  Income from Continuing Operations                 $11,902    $9,142

  Income from Discontinued Operations                   $--    $2,248

  Net Income                                        $11,902   $11,390

Income per share:
  Basic --
    Income from continuing operations                 $0.41     $0.32
    Net income                                        $0.41     $0.40
  Diluted --
    Income from continuing operations                 $0.39     $0.31
    Net income                                        $0.39     $0.39

Weighted average shares:
  Basic                                              29,332    28,241
  Diluted                                            30,396    29,453


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                  (in thousands, except share data)

                                          March 31,
                                   --------------------  December 31,
                                       2005       2004       2004
                                   --------- ----------  ------------
                                       (Unaudited)

Assets
 Current assets:
   Cash and cash equivalents        $11,874     $9,230       $15,103
   Pawn loans                        97,307     73,017       109,353
   Cash advances, net                30,318     23,976        36,490
   Merchandise held for
    disposition, net                 59,466     43,233        67,050
   Finance and service charges
    receivable                       17,789     13,763        20,458
   Other receivables and prepaid
    expenses                         11,941      8,028        10,547
   Deferred tax assets                8,372      6,468         9,293
   Current assets of discontinued
    operations                           --     83,687            --
                                   --------- ----------  ------------

     Total current assets           237,067    261,402       268,294
                                   --------- ----------  ------------

 Property and equipment, net         88,906     68,357        87,612
 Goodwill                           164,374    104,477       164,073
 Intangible assets, net              23,558      4,457        24,361
 Other assets                        11,212      1,811        10,825
 Non-current assets of discontinued
  operations                             --     30,934            --
                                   --------- ----------  ------------

     Total assets                  $525,117   $471,438      $555,165
                                   ========= ==========  ============

Liabilities and Stockholders' Equity

 Current liabilities:
   Accounts payable and accrued
    expenses                        $27,054    $24,977       $33,854
   Customer deposits                  6,358      4,858         5,686
   Income taxes current payable       6,009      3,764         2,505
   Current portion of long-term
    debt                             16,786      8,286        16,786
   Current liabilities of
    discontinued operations              --      2,909            --
                                   --------- ----------  ------------

     Total current liabilities       56,207     44,794        58,831

 Deferred tax liabilities            10,520      5,830        10,999
 Other liabilities                    1,404      1,454         1,559
 Long-term debt                     113,617    113,892       149,840
 Non-current liabilities of
  discontinued operations                --     16,221            --

 Stockholders' Equity:
   Common stock, $.10 par value per
    share, 80,000,000 shares
    authorized; 30,235,164 shares
    issued                            3,024      3,024         3,024
   Additional paid-in capital       154,945    142,743       154,294
   Retained earnings                199,050    152,538       187,860
   Accumulated other comprehensive
    income                               --      8,879            --
   Notes receivable secured by
    common stock                     (2,488)    (2,488)       (2,488)
   Treasury shares at cost (997,620
    shares, 1,956,372 shares and
    938,386 shares at March 31,
    2005 and 2004 and December 31,
    2004, respectively)             (11,162)   (15,449)       (8,754)
                                   --------- ----------  ------------

     Total stockholders' equity     343,369    289,247       333,936
                                   --------- ----------  ------------

     Total liabilities and
      stockholders' equity         $525,117   $471,438      $555,165
                                   ========= ==========  ============

          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
                 (in thousand, except per share data)

                                                   Three Months Ended
                                                         March 31,
                                                   -------------------
                                                       2005     2004
                                                   ---------- --------
                                                       (Unaudited)

Revenue

 Finance and services                                $33,919  $26,872
 Proceeds from disposition of merchandise             78,741   67,048
 Cash advance fees                                    28,310   19,656
 Check cashing royalties and fees                      4,019    3,442
                                                   ---------- --------

Total Revenue                                        144,989  117,018

Cost of Revenue

 Disposed merchandise                                 47,955   40,829
                                                   ---------- --------

Net Revenue                                           97,034   76,189
                                                   ---------- --------

Expenses
 Operations                                           53,673   41,568
 Cash advance loss provision                           5,634    3,044
 Administration                                       10,909   11,107
 Depreciation and amortization                         5,566    3,924
                                                   ---------- --------

Total Expenses                                        75,782   59,643
                                                   ---------- --------

Income from Operations                                21,252   16,546

 Interest expense                                      2,337    2,131
 Interest income                                        (418)     (39)
 Foreign currency transaction losses                     484       --
                                                   ---------- --------

Income from Continuing Operations before Income
 Taxes                                                18,849   14,454
 Provision for income taxes                            6,947    5,312
                                                   ---------- --------

Income from Continuing Operations                     11,902    9,142
                                                   ---------- --------

 Income from discontinued operations before income
  taxes                                                   --    3,232
 Provision for income taxes                               --      984
                                                   ---------- --------

 Income from discontinued operations                      --    2,248
                                                   ---------- --------

Net Income                                           $11,902  $11,390
                                                   ========== ========

Earnings Per Share:
 Basic --
   Income from continuing operations                   $0.41    $0.32
   Income from discontinued operations                 $  --    $0.08
   Net income                                          $0.41    $0.40

 Diluted --
   Income from continuing operations                   $0.39    $0.31
   Income from discontinued operations                 $  --    $0.08
   Net income                                          $0.39    $0.39

 Weighted average common shares outstanding:
   Basic                                              29,332   28,241
   Diluted                                            30,396   29,453

 Dividends declared per common share                 $0.0250  $0.0175


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
         FINANCIAL AND OPERATING DATA - CONTINUING OPERATIONS
                           ($ in thousands)

                                                 Three Months Ended
                                                       March 31,
                                                 -------------------
                                                  2005         2004
                                                 -------      -------

PAWN LENDING OPERATIONS:
 Pawn loans
   Annualized yield on pawn loans                135.2%       143.1%
   Total amount of pawn loans written and
    renewed                                    $97,830      $76,564
   Average pawn loan balance outstanding      $101,736      $75,507
   Average pawn loan balance per average
    location in operation                         $231         $190
   Average pawn loan amount at end of
    period (not in thousands)                      $88          $85
   Profit margin on disposition of merchandise
    as a percentage of proceeds from
    disposition of merchandise                    39.1%        39.1%
   Average annualized merchandise turnover         3.0x         3.5x
   Average balance of merchandise held for
    disposition per average location in
    operation                                     $145         $118
   Pawnshop locations in operation -
     Beginning of period, owned                    441          398
      Start-up                                       1           --
      Combined or closed                            (1)          (2)
     End of period, owned                          441          396
     Franchise locations at end of period           11            6
     Total pawnshop locations at end of period     452          402
     Average number of owned pawnshop
      locations in operation                       441          397

 Cash advances
   Total amount of cash advances written(a) $56,740 $44,639 Number of cash advances
    written (not in thousands)(a)              170,578      138,954
   Average amount per cash advance
    (not in thousands)(a)                         $333         $321
   Combined cash advances outstanding(a)       $14,692      $10,947
   Cash advances outstanding per location at
    end of period(a)                               $34          $28
   Cash advances outstanding before allowance
    for losses(b)                               $9,059       $9,764
   Locations offering cash advances at end of
    period                                         427          388
   Average number of locations offering
    cash advances                                  427          389

CASH ADVANCE OPERATIONS (c):
 Total amount of cash advances written        $122,085      $77,750
 Number of cash advances written
  (not in thousands)                           350,550      228,924
 Average amount per cash advance
  (not in thousands)                              $348         $340
 Combined cash advances outstanding(a)         $28,146      $17,076
 Cash advances outstanding per location at
  end of period                                   $107         $104
 Cash advances outstanding before allowance
  for losses(b)                                $24,355      $16,860
 Cash advance locations in operation -
   Beginning of period                             253          154
     Start-ups                                      13           10
     Combined or closed                             (2)          --
   End of period                                   264          164
   Average number of locations in operation        258          159

         CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
  FINANCIAL AND OPERATING DATA - CONTINUING OPERATIONS (Continued)
                          ($ in thousands)

                                                Three Months Ended
                                                      March 31,
                                               ---------------------
                                                   2005      2004
                                               ----------- ---------

CHECK CASHING OPERATIONS (Mr. Payroll
 Corporation) (d):
 Face amount of check cashed                     $337,028  $322,187
 Gross fees collected                              $5,014    $4,799
 Fees as a percentage of checks cashed                1.5%      1.5%
 Average check cashed (not in thousands)             $418      $422
 Centers in operation at end of period                135       137
 Average centers in operation for the period          135       137

(a) Includes cash advances made by the Company and cash advances made by third-party banks offered at the Company's locations.

(b) Amounts recorded in the Company's consolidated financial statements.

(c) Includes only cash advance locations.

(d) Includes franchised and company-owned locations.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                CONSOLIDATED CASH ADVANCES OUTSTANDING
                          ($ in thousands)

                                                          March 31,
                                                     -----------------
                                                       2005     2004
                                                    --------- --------

Originated by the Company
 Active cash advances and fees receivable            $20,341  $14,912
 Cash advances and fees in collection                  3,446    2,766
                                                   ---------- --------

    Total originated by the Company                   23,787   17,678
                                                   ---------- --------

Originated by banks
 Active cash advances and fees receivable             15,149    8,230
 Cash advances and fees in collection                  3,902    2,115
                                                   ---------- --------

   Total originated by banks                          19,051   10,345
                                                   ---------- --------

Combined gross portfolio                              42,838   28,023
Less:  Elimination of cash advances owned by banks     8,855    1,015
Less:  Discount on cash advances assigned by banks       569      384
                                                   ---------- --------

Company cash advances and fees receivable, gross      33,414   26,624
Less:  Allowance for losses                            3,096    2,648
                                                   ---------- --------

Cash advances and fees receivable, net               $30,318  $23,976
                                                   ========== ========

                ALLOWANCE FOR LOSSES ON CASH ADVANCES
                           ($ in thousands)

                                                   Three Months Ended
                                                         March 31,
                                                   -------------------
                                                       2005     2004
                                                   ---------- --------

Company Owned Cash Advances
---------------------------

Balance at beginning of period                        $4,358   $3,393
 Cash advance loss provision                           5,681    3,058
 Charge-offs                                          (9,841)  (5,879)
 Recoveries                                            2,898    2,076
                                                   ---------- --------

Balance at end of period                              $3,096   $2,648
                                                   ========== ========

Accrual for Bank Owned Cash Advances
------------------------------------

Balance at beginning of period                          $342      $55
 Increase (decrease) in loss provision                   (47)     (14)
                                                   ---------- --------

Balance at end of period                                $295      $41
                                                   ========== ========

Combined Statistics
-------------------

Combined cash advance loss provision                  $5,634   $3,044
                                                   ========== ========

 Combined cash advance loss provision as a % of
  combined cash advances written                         3.2%     2.5%
                                                   ========== ========

 Charge-offs (net of recoveries) as a % of combined
  cash advances written                                  3.9%     3.1%
                                                   ========== ========

Combined allowance for losses and accrued bank
 losses as a % of combined gross portfolio               7.9%     9.6%
                                                   ========== ========

          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
       INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
             THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                           (in thousands)

                                         (Unaudited)
                        ---------------------------------------------
                           Pawn       Cash      Check
                          Lending     Advance  Cashing   Consolidated
                        ----------- --------- ---------- ------------

Three Months Ended
 March 31, 2005:
------------------

Revenue
 Finance and service
  charges                  $33,919       $--        $--      $33,919
 Proceeds from
  disposition of
  merchandise               78,741        --         --       78,741
 Cash advance fees           8,980    19,330         --       28,310
 Check cashing royalties
  and fees                      --     2,888      1,131        4,019
                        ----------- --------- ---------- ------------

Total revenue              121,640    22,218      1,131      144,989
Cost of revenue -
 disposed merchandise       47,955        --         --       47,955
                        ----------- --------- ---------- ------------

Net revenue                 73,685    22,218      1,131       97,034
                        ----------- --------- ---------- ------------

Expenses
 Operations                 40,918    12,373        382       53,673
 Cash advance loss
  provision                  2,193     3,441         --        5,634
 Administration              8,362     2,312        235       10,909
 Depreciation and
  amortization               3,792     1,691         83        5,566
                        ----------- --------- ---------- ------------

Total expenses              55,265    19,817        700       75,782
                        ----------- --------- ---------- ------------

Income from operations     $18,420    $2,401       $431      $21,252
                        =========== ========= ========== ============

As of March 31, 2005:
---------------------

Total assets              $417,288  $100,728     $7,101     $525,117
                        =========== ========= ========== ============

Three Months Ended
 March 31, 2004:
------------------

Revenue
Finance and service
 charges                   $26,872       $--        $--      $26,872
Proceeds from
 disposition of
 merchandise                67,048        --         --       67,048
Cash advance fees            7,119    12,537         --       19,656
Check cashing royalties
 and fees                       --     2,320      1,122        3,442
                        ----------- --------- ---------- ------------

Total revenue              101,039    14,857      1,122      117,018
Cost of revenue -
 disposed merchandise       40,829        --         --       40,829
                        ----------- --------- ---------- ------------

Net revenue                 60,210    14,857      1,122       76,189
                        ----------- --------- ---------- ------------

Expenses
Operations                  33,935     7,253        380       41,568
 Cash advance loss
  provision                  1,356     1,688         --        3,044
Administration               9,082     1,817        208       11,107
Depreciation and
 amortization                2,867       943        114        3,924
                        ----------- --------- ---------- ------------

Total expenses              47,240    11,701        702       59,643
                        ----------- --------- ---------- ------------

Income from operations     $12,970    $3,156       $420      $16,546
                        =========== ========= ========== ============

As of March 31, 2004:
---------------------

Total assets of
 continuing operations    $280,245   $68,896     $7,676     $356,817
                        =========== ========= ========== ============


    CONTACT: Cash America International, Inc., Fort Worth
             Thomas A. Bessant, Jr., 817-335-1100